UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

illinois	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 19, 2022, the board of directors (the "Board") of Lifeway Foods, Inc. (the "Company") amended the Company’s Amended and Restated Bylaws (the “Amendment”) to, among other things, revise Article II, Section 2.1 to permit a stockholder of the Company to submit proposals for business or nominees to be considered at the annual meeting of stockholders, provided that such stockholder(s) and the nominee(s) satisfy the requirements specified Article II, Section 2.1. The Amendment revises and updates Article III, Section 3.6 and Section 3.14.1, to reduce the number of days required to call a special meeting of the Board from 10 days to 2 days and update the committee requirements with respect to rules of Nasdaq Capital Market or another stock exchange, trading platform or marketplace on which the Company’s stock is or becomes listed or traded.

This description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.	Other Events.

On January 19, 2022, the Board established June 9, 2022 as the date of the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and set April 11, 2022 as the record date for determining stockholders who are eligible to receive notice of and vote at the 2022 Annual Meeting. The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2022 Annual Meeting in the Company’s proxy statement for the 2022 Annual Meeting. In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), and the Amended and Restated Bylaws (the “Bylaws”) of the Company, the deadlines for the receipt of any stockholder proposals and director nominations to be considered at the 2022 Annual Meeting are set forth below.

Rule 14a-8 Proposals Deadline. Any stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2022 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Company’s principal executive office on or after February 9, 2022 and not later than the close of business on March 11, 2022 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Such proposals also need to comply with the Securities and Exchange Commission stockholder proposal rules.

Advance Notice Proposals and Nominations. In addition, any stockholder seeking to nominate a director or to bring other business before the 2022 Annual Meeting outside of Rule 14a-8 under the advance notice provisions included in the Company’s Bylaws must provide timely notice, as set forth in the Bylaws. Specifically, written notice of any such proposed business or nomination must be received by our Secretary at our principal executive offices not later than close of business no earlier than the 120th day before prior to the annual meeting, or February 9, 2022, and no later than the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the date on which public announcement of the date of such meeting is first made, or March 11, 2022. Any notice of proposed business or nomination also must comply with the notice and other requirements set forth in our Bylaws and with any applicable law.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.2	Amendment to Amended and Restated Bylaws of the Company, dated January 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 24, 2022

LIFEWAY FOODS, INC.
By:	/s/ Eric Hanson
Name: Eric Hanson Title: Chief Financial Officer

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